                                                                       Exhibit 1

                                  $75,000,000

                      DAIRY MART CONVENIENCE STORES, INC.

                    __% SENIOR SUBORDINATED NOTES DUE 2004

                            UNDERWRITING AGREEMENT


                                                              _________ __, 1994
BEAR, STEARNS, & CO. INC.
245 Park Avenue
New York, New York 10167


Dear Sirs:

     Dairy Mart Convenience Stores, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Bear Stearns & Co. Inc. (the "Underwriter"), $75,000,000 aggregate principal amount of its __% Senior Subordinated Notes due 2004 (the "Notes"), to be issued pursuant to an Indenture dated as of ________ __, 1994 (the "Indenture") among the Company, the Company's subsidiaries who are signatories hereto (collectively, the "Guarantors") and Society National Bank, as trustee (the "Trustee"). The guaranties provided by the Guarantors pursuant to the Indenture are herein referred to as the "Guaranties." The Notes and the Guaranties are herein collectively referred to as the "Securities" and the Company and the Guarantors are herein collectively referred to as the "Registrants." The Securities are more fully described in the Registration Statement referred to below and in the Indenture, a copy of which has been filed as an Exhibit to such Registration Statement.

     1.  REPRESENTATIONS AND WARRANTIES OF THE REGISTRANTS.  The Registrants,
         -------------------------------------------------
jointly and severally, represent and warrant to, and agree with, the Underwriters that:

     (a) The Registrants have prepared and filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated by the Commission thereunder (the "Regulations"), a registration statement on Form S-2 (File No. 33-70610) relating to the Securities and ___ amendments to such registration statement, including in each case a preliminary prospectus.
The Registrants meet the requirements for use of Form S-2 under the Securities Act for registration of the Securities thereunder. After the execution and delivery of this Agreement, the Company will file with the Commission either (i) prior to the effectiveness of such registration statement, a further amendment thereto, including therein a final prospectus, or (ii) after the effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) of the Regulations; the documents so filed in either case to include all Rule 430A Information (as hereinafter defined) and to conform, in content and form, to the last printer's proof thereof furnished to and approved by the Underwriters immediately prior to such filing. As used in this Agreement, (i) the term "Effective Date" means the date that the registration statement hereinabove referred to is declared effective by the Commission, (ii) the term "Registration Statement" means such registration statement as last amended prior to the time the same was declared effective by the Commission, including all Rule 430A Information deemed to be included therein at the Effective Date pursuant to Rule 430A of the Regulations and all financial statements, schedules and exhibits, (iii) the term "Rule 430A Information" means information with respect to the Securities and the public offering thereof permitted, pursuant to the provisions of paragraph (a) of Rule 430A of the Regulations, to be omitted from the form of prospectus included in the Registration Statement at the time it is declared effective by the Commission,
(iv) the term "Prospectus" means the form of final prospectus relating to the Securities first filed with the Commission pursuant to Rule 424(b) of the Regulations or, if no filing pursuant to Rule 424(b) is required, the form of final prospectus included in the Registration Statement at the Effective Date, and (v) the term "preliminary prospectus" means any preliminary prospectus (as described in Rule 430 of the Regulations) with respect to the Securities that omits Rule 430A Information.

     (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, and at the Closing Date (as hereinafter defined), the Registration Statement and, if filed at such time, the Prospectus and any amendments thereof and supplements thereto complied and will comply in all material respects with the applicable provisions of the Securities Act and the Regulations and with the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder (the "Trust Indenture Act") and does not and will not contain an untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Registrants by or on behalf of the Underwriters as herein stated expressly for inclusion therein.
The Registrants acknowledge that the statements set forth under the heading "Underwriting" constitute the only information relating to the Underwriters furnished in writing to the Registrants by the Underwriters specifically for inclusion in the Registration Statement.

     (c) Arthur Andersen & Co., which has certified certain financial statements and supporting schedules included and incorporated by reference in the Registration Statement and whose reports are filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the Regulations.

     (d) Each Registrant and Financial Opportunities, Inc. is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Registrant has all requisite corporate power and authority and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, except where the failure to have such consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits will not have a material adverse effect on the business, prospects, properties, operations, condition (financial or other) or results of operations of such Registrant (a "Material Adverse Effect"). Each Registrant is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its activities requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect.

     (e) Each Registrant has all requisite corporate power and authority to enter into this Agreement and the Indenture and to perform its obligations hereunder. This Agreement and the Indenture have been duly and validly authorized, executed and delivered by each Registrant and constitutes the legal, valid and binding agreements of each Registrant, enforceable against such Registrant in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except to the extent that rights to indemnification and contribution hereunder may be limited by state or federal securities laws or the public policy underlying such laws.

     (f) The Company has all requisite corporate power and authority to execute and to issue and deliver the Notes to the Underwriter and to perform its obligations thereunder. The Notes have been duly and validly authorized, executed, authenticated, issued and delivered and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     (g) The Guarantors have all requisite corporate power and authority to execute and to issue and deliver the Guaranties to the Underwriters and to perform their respective obligations thereunder. The Guaranties have been duly and validly authorized, executed and delivered by the Guarantors and constitute a legal, valid and binding obligation of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     (h) No action has been taken, no order has been issued and, to the best of each Registrant's knowledge, no statute, rule or regulation has been enacted or adopted by any governmental agency which prevents the issuance of the Securities, suspends the effectiveness of the Registration Statement, prevents or suspends the use of any preliminary Registration Statement, prevents or suspends the use of any preliminary prospectus or suspends the offering or sale of the Securities in any jurisdiction designated by the Underwriter pursuant to paragraph (d) of Section 4 hereof; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued which would prevent the issuance of the Securities, and no action, suit or proceeding is pending against or, to the best of each Registrant's knowledge, is threatened or contemplated against any Registrant before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, would
(i) result in any of the foregoing actions, (ii) interfere with or adversely affect the issuance of the Securities, or (iii) in any manner draw into question the validity of this Agreement, the Indenture or the Securities.

     (i) The execution, delivery and performance of this Agreement, the Indenture and the Securities and the consummation of the transactions contemplated thereby by each Registrant party thereto, including the issuance, sale and delivery of the Securities, will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any Registrant pursuant to the terms of any agreement, instrument, franchise, license or permit to which such Registrant is a party or by which such Registrant or its properties or assets may be bound or subject, or (B) violate or conflict with (1) any provision of the certificate of incorporation or by-laws of any Registrant, (2) any judgment, decree, order binding upon any Registrant or any of its properties or assets, or (3) any statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over any Registrant or any of its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over any Registrant or any of its properties or assets is required for the execution, delivery and performance by such Registrant of this Agreement, the Indenture or the Securities and the consummation by such Registrant of the transactions contemplated hereby and thereby, including the execution, authentication, issuance, sale and delivery of the Securities, except for (1) such as may be required under state and foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, and (2) such as have been made or obtained under the Securities Act and the Trust Indenture Act.

     (j) The Indenture has been duly qualified under, and complies as to form in all material respects with, the Trust Indenture Act.

     (k) The Securities and the Indenture conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

     (l) The Company had, at October 30, 1993, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. All of the issued and outstanding shares of capital stock of each of the Guarantors have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned, directly or through subsidiaries, by the Company, free and clear of any liens, security interests, claims, charges, encumbrances, restrictions on transfer, shareholders agreements, voting agreements or trusts or other defects of title of any kind whatsoever (collectively, "Liens"). Except as described in the Registration Statement or in any document incorporated by reference therein, there are no outstanding options to purchase, or rights or warrants to subscribe for, or any securities or obligations convertible into or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock of the Registrants.

     (m) Except as described in the Registration Statement or in any document incorporated by reference therein, no Registrant has any subsidiary companies or interests in any partnerships, associations or other entities.

     (n) Each Registrant has good and marketable title to its respective properties, free and clear of all Liens, except (i) as do not materially interfere with the use made and proposed to be made of such properties, (ii) as referred to in the Registration Statement (including the notes to the financial statements included therein), or (iii) as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Each Registrant occupies its leased properties under valid and binding leases conforming to the descriptions thereof set forth in the Registration Statement.

     (o) The Company maintains reasonably adequate insurance with third party carriers or is self-insured with respect to the properties, business and operations of the Company and its subsidiaries (including each Registrant).

     (p) Each Registrant has performed all of its obligations required to be performed by it and is not, and at the Closing Date will not be, in default, under any contract or other instrument to which such Registrant is a party or by which it or its property is bound or affected, except such defaults which, individually or in the aggregate, could not have a Material Adverse Effect. To the best knowledge of each Registrant, no other party under any contract or other instrument to which it is a party is in default in any respect thereof, except such defaults which would not have a Material Adverse Effect. No Registrant is, or at the Closing Date will be, in violation of any provisions of its Certificate of Incorporation or by-laws.

     (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change, in the business, prospects, properties, operations, condition (financial or other) or results of operations of any Registrant, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Change"), and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, no Registrant has incurred any material liabilities or obligations, direct or contingent, or entered into any transaction not in the ordinary course of business, and there has not been any material change, on a consolidated basis, in the capital stock, short-term debt or long-term debt of the Registrants. There is no legal or governmental proceeding pending or, to the best knowledge of any Registrant, threatened or contemplated to which such Registrant is or may be a party or to which the business or property of such Registrant is or may be the subject which might result in any Material Adverse Change or which is required to be disclosed in the Registration Statement and the Prospectus and which is not so disclosed.

     (r) There is no contract or document concerning any Registrant of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not so described or filed as required. All such contracts or documents to which such Registrant is a party have been duly authorized, executed and delivered by such Registrant, constitute legal, valid and binding agreements of such Registrant and are enforceable against such Registrant in accordance with the terms thereof, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to principles of equity. The descriptions in the Registration Statement, the Prospectus and in any document incorporated by reference therein of any such legal and governmental proceedings and contracts and other documents, insofar as such descriptions or statements constitute summaries of the proceedings or documents referred to therein, fairly present the information called for with respect to such proceedings or documents.

     (s) The financial statements, schedules and the related notes of the Registrants included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder, as the case may be, and present fairly the financial position, results of operations and cash flows of the Registrants, as of the dates and for the periods specified therein. Such financial statements (including the related notes and schedules) of the Registrants have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods specified therein except as disclosed in the Registration Statement and the Prospectus, subject in the case of interim statements to normal year-end audit adjust-ments. The other financial information and statistical data set forth in the Prospectus have been prepared on an accounting basis consistent with such financial statements.

     (t) Each Registrant owns, or is licensed or otherwise has the right to use, all trademarks, trade names, patents and copyrights used in or necessary for the conduct of its business subject to such limitations which, individually or in the aggregate, would not have a Material Adverse Effect. No claims have been asserted by any person to the use of any trademarks, trade names, patents or copyrights, except as disclosed in the Registration Statement and Prospectus and except for such claims which, individually or in the aggregate, could not have a Material Adverse Effect. The use, in connection with the business and operations of such Registrant, of such trademarks, trade names, patents and copyrights does not, to the best of such Registrant's knowledge, infringe on the rights of any person, except such infringements which, individually or in the aggregate, would not have a Material Adverse Effect.

     (u) No Registrant is involved in any labor dispute or, to the best of such Registrant's knowledge, is any dispute imminent, other than routine disciplinary and grievance matters. No Registrant is aware (without any independent verification) of any existing or imminent labor disturbance by the employees of any of its principal suppliers or customers which could reasonably be expected to result in any Material Adverse Change.

     (v) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Registrant of this Agreement and the Indenture and the consummation of the transactions herein and therein contemplated (except such additional steps as may be required by the Securities Act, the Trust Indenture Act or the National Association of Securities Dealers, Inc. (the "NASD"), or as may be necessary to qualify the Securities for public offering by the Underwriter under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

     (w) The business and operations of each Registrant have been and are being conducted in compliance in all respects with all applicable laws, rules and regulations of all public and private authorities having jurisdiction over such Registrant, except for such noncompliance which will not have a Material Adverse Effect. Each Registrant possesses, from each appropriate agency, commission, board and governmental body or authority, whether state, local or federal (including, without limitation, the U.S. Food and Drug Administration and the U.S. Small Business Administration), and is operating in compliance with, all licenses, permits, authorizations, approvals, exemptions, rulings, franchises and rights as are necessary for such Registrant to engage in the businesses conducted by it, except where the failure to possess or operate in compliance with any of the foregoing will not have a Material Adverse Effect. No proceedings on the part of such agencies, commissions, boards or governmental bodies or authorities are pending or threatened which might result in the suspension, revocation or limitation of any such licenses, permits, authorizations, approvals, exemptions, rulings, franchises and rights, except for such proceedings which will not have a Material Adverse Effect. Each Registrant has made all filings, and has given all notices, required by applicable laws, rules and regulations with all appropriate agencies, commissions, boards and governmental bodies or authorities (including, without limitation, all filings and notices required to be made or given in connection with the franchise operations of any Registrant), except where the failure to make such filings or give such notices will not have a Material Adverse Effect.

     (x) The Company maintains a system of internal accounting controls on behalf of all Registrants sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (y) All tax returns required to be filed by any Registrant in any jurisdiction have been so filed, and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than: (i) those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest, or (ii) those which will not have a Material Adverse Effect. No proposed additional tax assessments have been asserted in writing against any Registrant which will have a Material Adverse Effect.

     (z) Except as disclosed in the Registration Statement, each Registrant is in compliance with all applicable federal, state and local laws, ordinances. regulations, permits, orders, policies and other requirements relating to protection of human safety and health (including occupational safety and health) or the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) (collectively, "Environmental Laws"), except, in each case, where such noncompliance, individually or in aggregate, would not have a Material Adverse Effect. The term "Hazardous Material" as used in this Registration Statement means any: "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 40 U.S.C. (S)(S) 9601 et seq., (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act ("RCRA"), as amended, 42 U.S.C. (S)(S) 6901 et seq., (iii) petroleum, petroleum product or constituent thereof, or other "regulated substance" under Title C of RCRA, and (iv) any other material, pollutant, contaminant or dangerous or toxic chemical, the use, release, threatened release or other handling of which is regulated under any applicable Environmental Law or otherwise may impose any duty or liability, including, without limitation, polychlorinated biphenyls, urea formaldehyde, asbestos and asbestos-containing materials, radioactive materials, radon and explosives.

     (aa) Each Registrant has registered with applicable governmental authorities, each and every underground storage tank that it is required to register under applicable Environmental Laws; has provided all required notices of any release or threatened release of any Hazardous Materials; has obtained all necessary permits or other approvals; has complied with all operating, reporting and financial assurance requirements; and otherwise has satisfied all other requirements imposed by any governmental authorities regarding each such tank, except, in such case, such instances which will not have a Material Adverse Effect. With respect to each release or threatened release of any Hazardous Material of which any Registrant is aware, each Registrant has either completed any and all Corrective Action, as hereinafter defined, necessary in connection with such release or threatened release, or to the extent any such Corrective Action has not been completed, each Registrant is proceeding to complete said Corrective Action in accordance with the directives of each governmental authority with jurisdiction over said Corrective Action and in compliance with Environmental Laws. The term "Corrective Action" as used in this Registration Statement means any testing, sampling or other investigation; remedial action or other cleanup activities; and any other response to the release or threatened release of a Hazardous Material.

     (bb) Except as described in the Registration Statement, no Environmental Costs, as hereinafter defined, that may have a Material Adverse Effect will be incurred by any Registrant to comply with any Environmental Law with respect to which the Registrant is not currently in compliance, to satisfy any future requirements of any Environmental Law which have been established as of the date hereof, or to complete any Corrective Action. The term "Environmental Costs" as used in this Registration Statement means any and all costs and expenses necessary: (i) to correct any violation or alleged violation of, or otherwise comply with, any applicable Environmental Law; (ii) to complete any Corrective Action; (iii) to pay any fines, penalties or other sanctions imposed by any governmental authority in connection with any Environmental Law or Corrective Action; and (iv) to compensate anyone for any personal injury, property damage, natural resource damage, or other loss, expense or liability involving any environmental matter.

     (cc) There is no liability or alleged liability, or to the best knowledge of any Registrant, any threatened or potential liability of any kind, including, without limitation, any liability imposing any Environmental Costs, of any Registrant arising out of or resulting from: (i) the presence or release or threatened release of any Hazardous Material into any environmental media from, within, below, on or at any location, whether or not currently or formerly owned by any Registrant; or (ii) any violation or alleged violation of any Environmental Law, (x) which liability or alleged, threatened or potential liability is required to be disclosed in the Registration Statement, other than as disclosed therein, or (y) which liability or alleged, threatened or potential liability, individually or in aggregate, would have a Material Adverse Effect.

     (dd) To the best knowledge of any Registrant, there are no releases or threatened releases of Hazardous Materials into any environmental media at any location currently or formerly owned, operated or otherwise used by or affiliated with any Registrant which will have a Material Adverse Effect that has not been reported to governmental authorities and is not disclosed in the Registration Statement; and no lien has been attached or filed against any Registrant, or any property currently or formerly owned, operated or otherwise used by or affiliated with any Registrant in favor of any governmental or private entity in connection with the presence or release or threatened release of any Hazardous Material, any violation or alleged violation of any Environmental Law, or any imposition or threatened or potential imposition of Environmental Costs.

     (ee) The Registrants on a consolidated basis are, and each of such entities is, Solvent, and will, after the issuance, guaranty and sale of the Securities as contemplated under this Agreement and the Indenture, and assuming the incurrence of the maximum amount of borrowings under the Registrants' credit facilities (as in effect on the Closing Date and as described in the Registration Statement and the Prospectus and after taking into account any rights of contribution among the Guarantors and any limitations on the obligations of the Guarantors under the Guaranties), be Solvent. "Solvent" means, with respect to any entity, that as of the date of determination (i) the then fair saleable value of the property of such entity is (y) greater than the then total amount of liabilities (including guaranties and other contingent liabilities) of such entity and (z) greater than the amount that will be required to pay such entity's probable liability on such entity's existing debts as they become absolute and matured, (ii) such entity's property is not an unreasonably small capital, and (iii) such entity does not intend to or believe that it will incur debts beyond its ability to pay such debts as they mature.

     (ff) Each Registrant is in compliance in all respects with all applicable laws, rules and regulations affecting the employment of its employees, including, without limitation, those relating to wages, hours, collective bargaining, discrimination and the payment of social security and similar employment-related taxes, except for such noncompliance which will not have a Material Adverse Effect. All Plans (as defined below) applicable to any employee of any Registrant have been consistently administered in accordance with their terms in all respects, except where the failure to so administer such Plans will not have a Material Adverse Effect. To the extent required either as a matter of law or to obtain the intended tax treatment and tax benefits, all Plans comply in all material respects with the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code of 1986. All required filings, disclosures and contributions have been made with respect to all Plans, except where the failure to make such filings, disclosures or contributions will not have a Material Adverse Effect. Except as disclosed in the Registration Statement, no Registrant contributes (or has ever contributed) to any multiemployer plan, as defined in Section 3(37) of ERISA, and no Registrant has any actual or potential liabilities under Section 4201 of ERISA for any complete or partial withdrawal from any multiemployer plan, other than as described on Schedule I hereto. The term "Plans" includes all material employee benefit plans as defined in Section 3(3) of ERISA and all other material benefits arrangements (including, without limitation, any program, agreement, policy or commitment providing for insurance coverage, workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, life, health, disability or accident benefits) applicable to the employees of any Registrant to which any Registrant contributed or had committed to implement for employees prior to the date of this Agreement.

     (gg) There are no holders of securities of any Registrant who, pursuant to any agreement, understanding or otherwise, have any right to have securities of such Registrant registered under the Securities Act in connection with the offering contemplated by the Prospectus.

     (hh) No Registrant is, or as a result of the transactions contemplated by the Prospectus would be, required to make any filing or to register under the Investment Company Act of 1940, as amended, or is or will become a "holding company" or a "subsidiary company" of a "registered holding company," as defined in the Public Utility Holding Company Act of 1935, as amended.

     (ii) Neither the Company nor any agent acting on its behalf has or will take any action which might cause this Agreement or the issuance, execution or delivery of the Securities to violate Regulation G (12 C.F.R. Part 207), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224), insofar as said Regulation applies to Regulations G and U of the Board of Governors of the Federal Reserve System.

     (jj) None of the proceeds from the issuance of the Securities will be loaned to, invested in or otherwise used to provide funds to DM Insurance Limited.

     (kk)  The descriptions in the Prospectus under the captions
"Capitalization", "Certain Transactions," "Description of the New Credit Agreement," and "Description of the Notes" are true and correct in all material respects and fairly present the information required to be disclosed therein.

     (ll) No statement, representation, warranty or covenant made by the Registrants in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Underwriters was or will be, when made, inaccurate, untrue or incorrect in any material respect.

     (mm) Any certificate signed by any officer of any Registrant and delivered to you or to your counsel shall be deemed a representation and warranty by all Registrants to the Underwriters as to the matters covered thereby.

     (nn) Financial Opportunities, Inc. is an indirect, wholly owned subsidiary of theCompany;

     (oo) No portion of Financial Opportunities, Inc.'s indebtedness or any of its other obligations (contingent or otherwise), (i) is guaranteed by any Registrant, (ii) is recourse to or obligates any Registrant in any way or (iii) subjects any property or asset of any Registrant, directly or indirectly, contingently or otherwise, to satisfaction thereof;

     (pp) No Registrant has any contract, arrangement, understanding with Financial Opportunities, Inc. or is subject to an obligation of any kind, written or oral, other than on terms no less favorable to such Registrant than those that might be obtained at the time from persons or entities that are not affiliates of the Company;

     (qq) No Registrant has any obligation i) to subscribe for additional shares of capital stock or other equity interests of Financial Opportunities, Inc. or (ii) to maintain or preserve Financial Opportunities, Inc.'s financial condition or to cause Financial Opportunities, Inc. to achieve certain levels of operating results;

     (rr) Financial Opportunities, Inc. is an SBIC (as defined in the Registration Statement), regulated and licensed as such by the SBA, and performs no activities or engages in no business other than as an SBIC (as defined in the Registration Statement);

     (ss) Financial Opportunities, Inc. maintains a bank account or accounts separate from those of each Registrant and does not otherwise commingle its funds or any other properties or assets with those of any Registrant;

     (tt) The Board of Directors of FINOP contains at least one independent director who is not an officer, director, employee, shareholder (other than a shareholder owning less than 1% of the outstanding capital stock of any class of any Registrant's capital stock) or affiliate of any Registrant; and

     (uu) the sum of indebtedness and aggregate liquidation preference of preferred stock of Financial Opportunities, Inc. does not exceed $20 million.

     (vv) Except for the Guarantors and Financial Opportunities, Inc. and except as set forth on Schedule II hereto, the Company has no subsidiaries.

     2.  PURCHASE, SALE AND DELIVERY OF THE SECURITIES.  Subject to the terms
         ---------------------------------------------
and conditions and in reliance upon the representations and warranties of the Registrants herein set forth, (i) the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at a purchase price of ___% of the principal amount thereof, plus accrued interest from ____________, 1994 to the Closing Date (as defined below), the $75,000,000 aggregate principal amount of the Notes, and (ii) the Company agrees to pay to the Underwriter a commission equal to ___% of $75,000,000 aggregate principal amount of the Notes.

     Delivery of and payment of the purchase price for the Securities shall be made in the offices of Bear, Stearns & Co. Inc. at 245 Park Avenue, New York, New York 10167, or at such other location as may be mutually acceptable. Such delivery and payment shall be made at 10:00 a.m., New York time, on _______ , 1994, or at such other time as shall be agreed upon by the Underwriter and the Company. The time and date of such delivery and payment are herein called the "Closing Date." Delivery of the Securities shall be made to the Underwriter for their account against payment of the purchase price for the Securities by certified or official bank check payable in New York Clearing House funds or similar next day funds to the order of the Company.

     The Securities shall be in definitive form and registered in such name or names and in such authorized denominations as the Underwriter may request in writing at least two full business days prior to the Closing Date. The Company will permit the Underwriter to examine and package such Securities for delivery at least one full business day prior to the Closing Date.

     3.  OFFERING.  Upon the Underwriter's authorization of the release of the
         --------
Securities, the Underwriter proposes to offer the Securities for sale to the public upon the terms set forth in the Prospectus.

     4.  COVENANTS OF THE REGISTRANTS:  The Registrants, jointly and severally,
         ----------------------------
agree with the Underwriter as follows:

     (a) If the Registration Statement has not yet been declared effective, the Registrants will use their best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), they will file the Prospectus (properly completed if Rule 430A has been used) pursuant to

Rule 424(b) within the time period prescribed by the Regulations and will provide evidence satisfactory to the Underwriter of such timely filing.

     The Company will notify the Underwriter immediately (and if requested by the Underwriter, will confirm such notice in writing): (i) when the Registration Statement and any amendments thereto become effective; (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information; (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor; (v) of the receipt of any comments from the Commission; and (vi) of the receipt by the Registrants of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Registrants will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible.

     The Registrants will not file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or make any amendment or supplement to the Prospectus of which the Underwriter shall not previously have been advised and provided a copy within two business days prior to the filing thereof or to which the Underwriters shall reasonably object; and the Registrants will prepare and file with the Commission, promptly upon the Underwriter's reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by the Underwriters, and the Registrants will use their reasonable best efforts to cause the same to become effective as promptly as possible.

     (b) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as a prospectus is required by law to be delivered, the Registrants will furnish to the Underwriter, without charge, as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act or the Regulations. The Registrants consent to the use of the Prospectus and any amendment or supplement thereto by the Underwriter and by all dealers to whom the Securities may be sold, both in connection with the offering or sale of the Securities and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith.

     (c) If during the period specified in paragraph (b) any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Underwriter's counsel, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances as of the date of the Prospectus and when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith the Registrants will notify the Underwriter and promptly prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances as of the date of the Prospectus and when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to the Underwriter, and to such dealers as they shall specify without charge such number of copies thereof as the Underwriter may reasonably request. The Registrants will use best efforts to have any such amendment to the Registration Statement declared effective as soon as possible.

     (d) Prior to any public offering of the Securities, the Registrants will cooperate with the Underwriter and their counsel in connection with the registration or qualification of the Securities for offer and sale by them and by dealers under the state and foreign securities or Blue Sky laws of such jurisdictions as they may reasonably request, and the Registrants will continue such qualification in effect so long as required for distribution of the Securities and file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

     (e)  So long as any of the Securities are outstanding, the Registrants will
(i) mail as soon as reasonably practicable after the end of each fiscal year to the registered holders of the Securities a financial report of the Company and its subsidiaries (including the Guarantors) on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to the registered holders of the Securities a consolidated balance sheet, a consolidated statement of operations and consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

     (f) During the period referred to in paragraph (e), the Registrants will mail to the Underwriter as soon as available a copy of each report or other publicly available information concerning the Company and its subsidiaries (including the Guarantors) which is mailed or otherwise made available to its securityholders of any class or filed with the Commission.

     (g) The Registrants will promptly deliver to the Underwriter three signed copies of the Registration Statement, including exhibits and all amendments thereto, and the Registrants will promptly deliver to the Underwriter such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, as the Underwriter may reasonably request.

     (h) The Registrants will comply with all of the provisions of any undertakings contained in the Registration Statement.

     (i) The Registrants will make generally available to holders of the Securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the fiscal quarter in which the effective date of the Registration Statement falls, an earnings statement (which need not be audited but shall be in reasonable detail) covering a period of at least 12 months commencing after the effective date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations); provided that a separate earnings statement need not be provided
              --------
with respect to any Registrant (other than the Company) if the earnings statement of the Company that is so made available includes the earnings of such Registrant on a consolidated basis and such earnings statement satisfies such provisions with respect to such Registrant.

     (j) To the extent applicable, prior to the Closing Date, the Company shall furnish to the Underwriter, as soon as they have been prepared and are available, copies of any unaudited interim financial statements of the Company and its subsidiaries (including the Guarantors), for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

     (k) During a period of 60 days from the date of the Prospectus, no Registrant will, without the Underwriter's prior written consent, issue, sell, offer or agree to sell, or otherwise dispose of, directly or indirectly, any debt securities of any Registrant.

     (l) To the extent permitted by applicable law, the Registrants hereby waive and will not claim the benefit of any usury laws against any holder of Securities.

     (m) Promptly, but in no event later than ______ from the date hereof, the Company shall cause each of the subsidiaries of the Company described on
Schedule II hereto to be dissolved in accordance with the laws of such subsidiaries' respective jurisdictions of incorporation.

     5.  PAYMENT OF EXPENSES.  Whether or not the transactions contemplated in
         -------------------
this Agreement are consummated or this Agreement is terminated, the Registrants hereby agree to pay all costs and expenses incident to the performance of the obligations of the Registrants hereunder, including, without limitation, those in connection with: (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments thereof or supplements thereto (including, without limitation, fees and expenses of the Registrants' accountants and counsel), the Indenture, the underwriting documents (including this Agreement), and all other documents related to the public offering of the Securities (including those supplied to the Underwriters in quantities as hereinabove stated); (ii) the issuance, transfer and delivery of the Securities to the Underwriter, including any transfer or other taxes payable thereon; (iii) the qualification of the Securities under state and foreign securities or Blue Sky laws and the eligibility of the Securities for investment under state and foreign law, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and a "Legal Investment Memorandum" and the reasonable fees and disbursements of the Underwriter's counsel in relation thereto; (iv) the filing fees of the Commission and the NASD relating to the Registration Statement and the Securities; (v) "roadshow," travel and other expenses incurred by the Company in connection with the marketing and sale of the Securities; (vi) the rating of the Securities by one or more rating agencies; and (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities.

     6.  CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS.  The Underwriter's
         ------------------------------------ ------------
obligations to purchase and pay for the Securities shall be subject to the following conditions:

     (a) Notification by the Commission that the Registration Statement has become effective shall be received by the Underwriters not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Underwriters and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made on a timely basis.

     (b) (i) No action shall have been taken and no statute, rule or regulation or order shall have been enacted, adopted or issued which would as of the Closing Date prevent the issuance of the Securities; (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission; (iii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction; (iv) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities; and (v) after the date hereof, no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriter and the Underwriter does not reasonably object thereto, and the Underwriter shall have received a certificate, dated the Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial officer of the Company (who may rely upon the best of their information and belief), to the effect of clauses (i), (ii), (iii) and (iv).

     (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus: (i) there shall not have occurred a Material Adverse Change with respect to any Registrant; (ii) no Registrant shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree if, in the reasonable judgment of the Underwriter, any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Securities by the Underwriters at the initial public offering price; and (iii) no Registrant shall have incurred any material liability or obligation, direct or contingent, other than those reflected in the Registration Statement or incurred in the ordinary course of business and not required to be disclosed therein.

     (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against any of the Registrants or any of its officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding could have a Material Adverse Effect.

     (e) Each of the representations and warranties of the Registrants contained herein shall be true and correct in all material respects at the Closing Date and all covenants and agreements contained herein to be performed on the part of the Registrants at or prior to the Closing Date shall have been duly performed, fulfilled or complied with in all material respects.

     (f) The Underwriter shall have received an opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, from Schatz & Schatz, Ribicoff & Kotkin, special counsel to the Registrants, to the effect set forth in Exhibit A.

     (g) The Underwriter shall have received an opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriter, from Gregory Wozniak, Esq., General Counsel to the Company, to the effect set forth in Exhibit B.

     (h) The Underwriter shall have received an opinion, dated the Closing Date, from Dorsey & Whitney, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus, this Agreement, the Securities and the Indenture, which opinion shall be reasonably satisfactory in all respects to the Underwriter.

     (i) The Underwriter shall have received a certificate, dated the Closing Date, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company and each Guarantor, in form and substance satisfactory to the Underwriter, based upon the best of their knowledge, to the effect that:

          (x) Each signer of such certificate has examined the Registration Statement, the Prospectus, and all documents incorporated by reference therein and (A) as of the date of such certificate, such documents do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not untrue or misleading in any material respect.

          (y) Each of the representations and warranties of the Registrants contained in this Agreement are, at the time such certificate is dated, true and correct in all material respects.

          (z) Each of the covenants required to be performed by the Registrants herein on or prior to the date of such certificate has been duly, timely and fully performed in all material respects and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled in all material respects.

     (j) The Securities shall be qualified for sale in such jurisdictions as the Underwriter may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date.

     (k) At the time this Agreement is executed and at the Closing Date, the Underwriter shall have received a letter from Arthur Andersen & Co., independent public accountants for the Registrants, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriter and in form and substance satisfactory to the Underwriter, to the effect that: (i) they are independent public accountants with respect to the Registrants within the meaning of the Securities Act and the Regulations and stating that the answer to
Item 10 of the Registration Statement is correct insofar as it relates to such accountants; (ii) stating that, in their opinion, the financial statements and schedules of the Registrants included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinions included or incorporated by reference therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder; (iii) on the basis of procedures (but not an audit made in accordance with generally accepted auditing standards) performed by such accountants consisting of a reading of the October 30, 1993 unaudited interim financial statements of the Registrant, a reading of the minutes of meetings and consents of the stockholder and board of directors of the Company and the committees of such board, inquiries of officers and other employees of the Company who have responsibility for financial and accounting matters and other specified procedures and inquiries (including procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information (including interim financial information incorporated by reference in the Registration Statement) as described in SAS No. 71, Interim Financial Information) to a date not more than five business days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) the unaudited financial statements as of October 30, 1993 of the Registrants presented or incorporated by reference in the Registration Statement and the Prospectus, if any, do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Regulations or that such unaudited financial statements are not presented fairly, in all material respects, in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statement contained or incorporated by reference in the Registration Statement and Prospectus; (B) with respect to the period subsequent to October 30, 1993, there were, as of the date of the most recent available unaudited monthly financial statements of the Registrants, and as of a specified date not more than five business days prior to the date of such letter, any changes in the capital stock, long-term indebtedness, current portion of long-term indebtedness or working capital of the Registrants or any decrease in the stockholder's equity of the Registrants, in each case as compared with the amounts shown in the most recent balance sheets presented in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; or (C) that during the period from October 30, 1993,

1994 to the date of the most recent available unaudited monthly financial statements of the Registrants and to a specified date not more than five business days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, net income before interest and taxes or net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; and (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, and other financial information pertaining to the Registrants set forth in the Registration Statement and the Prospectus, which have been specified by the Underwriter prior to the date of this Agreement, to the extent that such amounts, numbers, percentages, and information may be derived from the general accounting and financial records of the Registrants or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by the Underwriter (which procedures do not constitute an audit in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement.

     (l) There shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating preliminarily accorded the Securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

     (m) Concurrently on the Closing Date, the Company shall have executed and delivered a new or amended credit agreement replacing or amending its current Credit Agreement on the terms described in the Prospectus.

     (n) The Registrants shall have furnished to the Underwriter such certificates and other documents, in addition to those specifically mentioned herein, as the Underwriter may have reasonably requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date of the representations and warranties of the Registrants herein, as to the performance by the Registrants of their respective obligations hereunder or as to the fulfillment of the conditions precedent to the obligations hereunder of the Underwriter.

     If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Underwriter or to the Underwriter's counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter, and to the Underwriter's counsel, all of the Underwriter's obligations hereunder may be cancelled by the Underwriter at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone, telex or telegraph, confirmed in writing.

     7.   INDEMNIFICATION.
          ---------------

     (a) The Registrants, jointly and severally, agree to indemnify and hold harmless the Underwriter, their respective directors, officers, employees and agents and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and reasonable out-of-pocket expenses whatsoever (including, but not limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and subject to the penultimate sentence of clause (d) of this
Section 7, any and all amounts paid in settlement of any claim or litigation), joint or several, to which the Underwriter or any such person may become subject under the Securities Act, the Exchange Act, the Trust Indenture Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the preliminary prospectus or the Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Registrants will not be liable in any such case to the extent, but only to the extent, that any such, loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Registrants by or on behalf of the Underwriter expressly for inclusion therein. This indemnity agreement will be in addition to any liability which the Registrants may otherwise have, including, under this Agreement.

     (b) The Underwriter agrees to indemnify and hold harmless each Registrant, its directors, its officers, employees and agents and each other person, if any, who controls such Registrant within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all out-of-pocket expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and subject to the penultimate sentence of clause (d) of this
Section 7,
any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, the Trust Indenture Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a preliminary prospectus or the Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Registrants by or on behalf of the Underwriter expressly for inclusion therein; provided, however,
                                                           --------  -------
that in no case shall the Underwriter be liable or responsible for any amount in excess of the underwriting commission received by the Underwriter. This indemnity will be in addition to any liability which the Underwriter may otherwise have, including, under this Agreement.

     (c) The Registrants acknowledge that the statements set forth under the heading "Underwriting" in the preliminary prospectus and the Prospectus constitute the only information relating to the Underwriter furnished in writing to the Registrants by the Underwriter expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus.

     (d)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof. No indemnification provided for in Section 7(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the idemnifying party or parties from any liability which it or they may have to the idemnified party for contribution or otherwise than on account of the provisions of Section 7(a) or (b). In case any such action or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action; (ii) the indemnifying parties shall not have retained counsel for the defense of such action within a reasonable time after notice of commencement of the action; or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. The indemnifying parties shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for the indemnified parties, which firm shall be designated in writing by the indemnified parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however,
                                                          --------  -------
that such consent will not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party and indemnification has been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability or claims that are the subject matter of such proceeding.

     8.   CONTRIBUTION.  In order to provide for contribution in circumstances
          ------------
in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, each indemnifying party shall contribute to the aggregate losses, claims, damages, liabilities and out-of-pocket expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Registrants, any contribution received by the Registrants from persons, other than the Underwriter, who may also be liable for contribution, including persons who control the Registrants within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Registrants, who had signed the Registration Statement and directors of the Registrants) to which such indemnifying person may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Registrants, on the one hand, and the Underwriter, on the other, from the offering of the Securities or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above, but also the relative fault of the Registrants, on the one hand, and the Underwriter, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Registrants, on the one hand, and the Underwriter, on the other, shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and (y) the underwriting discounts and commissions received by the Underwriter respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Registrants and of the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement, of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Registrants or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Registrants and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall the Underwriter be responsible for any amount in excess of the underwriting commissions and discounts received by the Underwriter hereunder (net of reimbursement reimbursed by the Underwriter of any fees, costs and expenses which the Registrants are otherwise required to pay hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, the directors, officers, employees and agents of the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Underwriter, and the directors, officers, employees and agents of each Registrant and each person, if any, who controls such Registrant within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, shall have the same rights to contribution as such Registrant, subject in each case to clauses (i) and (ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent will not be
                     --------  -------
unreasonably withheld.

     9.   SURVIVAL OF REPRESENTATIONS AND AGREEMENTS.
          ------------------------------------------

     All representations and warranties, covenants and agreements of the Underwriter and the Registrants contained in this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person thereof or by or on behalf of the Registrants, any of its officers and directors or any controlling person thereof, and shall survive delivery of any payment for the Securities to and by the Underwriter. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8 and 10(d) hereof shall survive the termination of this Agreement including pursuant to Section 10 hereof.

     10.  EFFECTIVE DATE AND TERMINATION.
          ------------------------------

     (a) This Agreement shall become effective upon the later of (i) the execution and delivery of this Agreement by the parties hereto, and (ii) receipt of notification by the Registrants and the Underwriter of the effectiveness of the Registration Statement under the Securities Act and the Regulations.

     (b) The Underwriter shall have the right to terminate this Agreement at any time prior to the Closing Date if any of the following has occurred or, in their opinion, is likely to occur: (i) since the respective dates as of which information is given in the Registration Statement on the date it is first declared effective or since the date of this Agreement, any adverse change or development involving a prospective adverse change in or affecting particularly the condition (financial or otherwise) of the Registrants or the earnings, affairs or prospects of the Registrants, whether or not arising in the ordinary course of business which would, in the Underwriter's judgment, make it impracticable to market or deliver the Securities on the terms and in the manner contemplated in the Prospectus; (ii) any domestic or international event or act or occurrence has materially disrupted, or in the Underwriter's judgment will in the immediate future materially disrupt, securities markets; (iii) trading on the New York or American Stock Exchanges shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum changes for prices for securities shall have been retired, on the New York or American Stock Exchanges by the New York or American Stock Exchanges or by order of the Commission or any other governmental authority having jurisdiction; (iv) the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States; (v) a banking moratorium has been declared by a state or federal authority, or a moratorium in foreign exchange trading by major international banks or persons has been declared; (vi) any new restriction materially adversely affecting the distribution of the Securities shall have become effective; or (vii) there shall have been such change in the market for the securities of the Company or securities in general or in political, financial or economic conditions as in the Underwriter's judgment makes it inadvisable to proceed with the offering, sale and delivery of the Securities on the terms contemplated by the Prospectus.

     (c) Any notice of termination pursuant to this Section 10 shall be by telephone or telecopy confirmed in writing by letter.

     (d) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 6 hereof is not satisfied, because this Agreement is terminated pursuant to
Section 10(b)(i) hereof or because of any failure, refusal or inability on the part of the Registrants to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder, the Registrants will reimburse the Underwriter upon demand for all out-of-pocket expenses (including fees and disbursements of their counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

     11.  NOTICE.  All communications hereunder, except as may be otherwise
          ------
specifically provided herein, shall be in writing and, shall be mailed, delivered, or telecopied and confirmed in writing:

          (i)  if to the Underwriter, at:

               Bear, Stearns & Co. Inc.
               245 Park Avenue
               New York, N.Y. 10167
               Attention: Corporate Finance Department
               Telecopy No.: (212) 272-4918

               with a copy to:

               William F. Schwitter, Esq.
               Dorsey & Whitney
               350 Park Avenue
               New York, NY  10022
               Telecopy No.: (212) 888-0018

          (ii) if to the Registrants, at:

               One Vision Drive
               Enfield, CT  06082
               Attention: Frank Colaccino
               Telecopy No.: (203) 741-4487)
               with a copy to:

               Stanford N. Goldman, Jr., Esq.
               Schatz & Schatz, Ribicoff & Kotkin
               90 State House Square
               Hartford, CT 06103
               Telecopy No.: (203) 246-1225

     12.  PARTIES.  This Agreement shall inure solely to the benefit of, and
          --------
shall be binding upon, the Underwriter and the Registrants and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8, and their respective successors and assigns, and no other person (except holders of Securities to the extent provided in Section 4(l)) shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.
The term successors and assigns shall not include a purchaser, in its capacity as such, of Securities from the Underwriter solely as a result of such purchase.

     13.  APPLICABLE LAW.  THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN
          --------------
THE STATE OF NEW YORK. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

     14.  COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     15.  SEVERABILITY.  In case any provision is this Agreement shall be
          ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     16.  WAIVER OF JURY TRIAL.  The Registrants and the Underwriter each hereby
          --------------------
irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

     If the foregoing correctly sets forth the understanding between the Underwriter and the Registrants, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                             Very truly yours,

                             DAIRY MART CONVENIENCE STORES, INC.



                             By :
                                 --------------------------------------------
                                 Name:
                                 Title:


                             GUARANTORS:

                             DAIRY MART EAST, INC.



                             By :
                                 --------------------------------------------
                                 Name:
                                 Title:

                             DAIRY MART FARMS, INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             DAIRY MART, INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             CONNA CORPORATION



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             THE LAWSON COMPANY



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             D.M. INSURANCE LIMITED



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             LMC, INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             SNG OF SOUTHERN MINNESOTA, INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             THE LAWSON MILK COMPANY



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             GOLDEN STORES, INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             LAKESIDE WHOLESALE, INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             QUIK SHOPS, INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             OPEN PANTRY PROPERTIES, INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             REMOTE SERVICES, INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             CONVENIENT INDUSTRIES OF
                               AMERICA, INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             OSCAR EWING, INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             CONVENIENT GASOLINE, INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             JACKSON COUNTY GROCERY CO., INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             GREENWELL GROCERY CO., INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             CIA FOOD MARTS, INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             FOOD MERCHANDISERS, INCORPORATED



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             DAIRY MART CONVENIENCE STORES
                               OF OHIO, INC.



                             By :
                                 ---------------------------------------------
                                 Name:
                                 Title:


Accepted, as of the date first above written.

UNDERWRITER:

BEAR, STEARNS & CO. INC.



By:
   ------------------------------------------
   Name:
   Title:

                                                                       EXHIBIT A


             FORM OF OPINION OF SPECIAL COUNSEL TO THE REGISTRANTS


        (i) Each Registrant is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

       (ii) Each Registrant has all requisite corporate power and authority to enter into this Agreement and the Indenture and to perform its obligations hereunder. This Agreement and the Indenture have been duly and validly authorized, executed and delivered by each Registrant and constitutes the legal, valid and binding agreements of each Registrant, enforceable against such Registrant in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except to the extent that (x) rights to indemnification and contribution hereunder may be limited by state or federal securities laws or the public policy underlying such laws, and (y) the waiver of the right to a jury trial may not be enforceable.

       (iii) The Company has all requisite corporate power and authority to execute and to issue and deliver the Notes to the Underwriter and to perform its obligations thereunder. The Notes have been duly and validly authorized, executed, authenticated, issued and delivered and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

       (iv) The Guarantors have all requisite corporate power and authority to execute and to issue and deliver the Guaranties to the Underwriter and to perform their respective obligations thereunder. The Guaranties have been duly and validly authorized, executed and delivered by the Guarantors and constitute a legal, valid and binding obligation of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

        (v) The Underwriter will receive good, valid and marketable title to the Securities being sold by the Registrants, free and clear of all Liens.

       (vi) No taxes or fees are required to be paid under United States or Connecticut law with respect to the execution of the Indenture by the Registrants and the execution, issuance and delivery of the Securities.

      (vii) To the best of such counsel's knowledge, no action has been taken, no order has been issued and, no statute, rule or regulation has been enacted or adopted by any governmental agency which prevents the issuance of the Securities, suspends the effectiveness of the Registration Statement, prevents or suspends the use of any preliminary Registration Statement, prevents or suspends the use of any preliminary prospectus or suspends the offering or sale of the Securities in any jurisdiction designated by the Underwriter pursuant to paragraph (d) of Section 4 of this Agreement; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued which would prevent the issuance of the Securities, and no action, suit or proceeding is pending against or is threatened or contemplated against any Registrant before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, would (i) result in any of the foregoing actions, (ii) interfere with or adversely affect the issuance of the Securities, or (iii) in any manner draw into question the validity of this Agreement, the Indenture or the Securities.

     (viii) The execution, delivery and performance of this Agreement, the Indenture and the Securities and the consummation of the transactions contemplated thereby by each Registrant party thereto, including the issuance, sale and delivery of the Securities, will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any Registrant pursuant to the terms of any agreement, instrument, franchise, license or permit known to such counsel to which such Registrant is a party or by which such Registrant or its properties or assets may be bound or subject, or (B) violate or conflict with (1) any provision of the certificate of incorporation or by-laws of any Registrant, (2) any judgment, decree, order binding upon any Registrant or any of its properties or assets of which such counsel is aware, or (3) any United States or Connecticut statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its properties or assets or, to the best knowledge of such counsel, any other Registrant or any of its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any United States, Connecticut or to the best knowledge of such counsel, any other, court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its properties or assets or, to the best knowledge of such counsel, any other Registrant or any of its properties or assets, is required for the execution, delivery and performance by such Registrant of this Agreement, the Indenture or the Securities and the consummation by such Registrant of the transactions contemplated hereby and thereby, including the execution, authentication, issuance, sale and delivery of the Securities, except for (1) such as may be required under state and foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter (as to which such counsel need express no opinion), and (2) such as have been made or obtained under the Securities Act and the Trust Indenture Act.

       (ix) The Indenture has been duly qualified under and complies as to form in all material respects with the Trust Indenture Act.

        (x) The Securities and the Indenture conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

       (xi) The Company had, at October 30, 1993, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. All of the issued and outstanding shares of capital stock of the Company has been duly and validly authorized and issued and are fully paid and nonassessable. To the best knowledge of such counsel, all of the issued and outstanding shares of capital stock of each of the Guarantors are owned, directly or through subsidiaries, by the Company, free and clear of any Liens. Except as described in the Registration Statement, to the best of such counsel's knowledge, there are no outstanding options to purchase, or rights or warrants to subscribe for, or any securities or obligations convertible into or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock of the Registrants.

      (xii) Except as described in the Registration Statement or in the documents incorporated by reference therein, to the best of such counsel's knowledge, no Registrant has any subsidiary companies or interests in any partnerships, associations or other entities.

       (xiii) To the best knowledge of such counsel, each Registrant has performed all of its obligations required to be performed by it and is not, and at the Closing Date will not be, in default, under any contract or other instrument known to such counsel to which such Registrant is a party or by which it or its property is bound or affected, except such defaults which, individually or in the aggregate, could not have a Material Adverse Effect. To the best knowledge of such counsel, no other party under any contract or other instrument known to such counsel to which any Registrant is a party is in default in any respect thereof. No Registrant is, or at the Closing Date will be, in violation of any provisions of its Certificate of Incorporation or by-laws.

        (xiv) There is no contract or document known to such counsel concerning any Registrant of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not so described or filed as required. The descriptions in the Registration Statement, the Prospectus and in any document incorporated by reference therein of any such legal and governmental proceedings and contracts and other documents, insofar as such descriptions or statements constitute summaries of the proceedings or documents referred to therein, fairly present the information called for with respect to such proceedings or documents.

         (xv) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Registrant of this Agreement and the Indenture and the consummation of the transactions herein and therein contemplated (except such additional steps as may be required by the Securities Act, the Trust Indenture Act or the NASD, or as may be necessary to qualify the Securities for public offering by the Underwriter under state securities or Blue Sky laws, as to which such counsel need express no opinion) has been obtained or made and is in full force and effect.

        (xvi) There are no holders of securities of any Registrant who, pursuant to any agreement or understanding known to such counsel, or otherwise, have any right to have securities of such Registrant registered under the Securities Act in connection with the offering contemplated by the Prospectus.

       (xvii) No Registrant is, or as a result of the transactions contemplated by the Prospectus would be, required to make any filing or to register under the Investment Company Act of 1940, as amended, is or will become a "holding company" or a "subsidiary company" of a "registered holding company," as defined in the Public Utility Holding Company Act of 1935, as amended.

     (xviii) Neither the Company nor any agent acting on its behalf has or will take any action which might cause this Agreement or the issuance, execution or delivery of the Securities to violate Regulation G (12 C.F.R. Part 207), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224), insofar as said Regulation applies to Regulations G and U of the Board of Governors of the Federal Reserve System.

        (xix) The descriptions in the Prospectus under the captions "Certain Transactions," Description of the New Credit Agreement," and "Description of the

Notes" are true and correct in all material respects and fairly present the information required to be disclosed therein.

         (xx) The Registration Statement, as of the effective date, and the Prospectus (other than the financial statements and schedules and other financial, statistical and accounting data included therein, as to which no opinion need be rendered), as of its issue date and as of the Closing Date, complied and complies as to form in all material respects with the requirements of the Securities Act and the Regulations and the Trust Indenture Act and the rules and regulations promulgated thereunder.

        (xxi) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and schedules and other financial, statistical and accounting data included or incorporated by reference therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations promulgated thereunder.

       (xxii) The descriptions in the Prospectus of federal law, Connecticut law and the General Corporation Law of the State of Delaware (the "GCL"), are accurate in all material respects and fairly present the information required to be disclosed therein, and such counsel does not know of any federal law, Connecticut law or GCL, required to be disclosed in the Prospectus that is not disclosed as required.

      (xxiii) The Registration Statement is effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) of the Regulations have been made.

     Such counsel shall also state that it has also participated in the preparation of the Registration Statement, the Prospectus and the documents incorporated by reference therein and has generally reviewed and discussed in conferences with directors, officers and other representatives of the Company, representatives of the Underwriter and Underwriter' Counsel, and representatives of the Company's auditors, the contents of the Registration Statement, the Prospectus, and such incorporated documents and related matters, and no facts have come to the attention of such counsel that lead such counsel to believe that the Registration Statement and the Prospectus included therein, on the effective date thereof, and such incorporated documents, when they were filed with the Commission, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus, on the date thereof or on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and schedules and the other financial, statistical and accounting data included in the Registration Statement or the Prospectus).

     With respect to the enforceability opinions contained in paragraphs (ii),
(iii) and (iv) above, such counsel may assume that the laws of the State of New York are identical to the laws of the State of Connecticut.

                                                                       EXHIBIT B


               FORM OF OPINION OF GENERAL COUNSEL TO THE COMPANY


        (i) To the best knowledge of such counsel, each Registrant has all requisite corporate power and authority and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties which are material to the conduct of its business as now being conducted and as described in the Registration Statement and the Prospectus. Each Registrant is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its activities requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect.

       (ii) All of the issued and outstanding shares of capital stock of the Company has been duly and validly authorized and issued and are fully paid and nonassessable. All of the issued and outstanding shares of capital stock of each of the Guarantors have been duly and validly authorized and issued and are owned, directly or through subsidiaries, by the Company, free and clear of any Liens. Except as described in the Registration Statement or in the documents incorporated by reference therein, there are no outstanding options to purchase, or rights or warrants to subscribe for, or any securities or obligations convertible into or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock of the Registrants.

      (iii) Except as described in the Registration Statement and on Schedule II to the Underwriting Agreement, no Registrant has any subsidiary companies or interests in any partnerships, associations or other entities.

       (iv) There is no contract or document concerning any Registrant of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not so described or filed as required. All such contracts or documents to which such Registrant is a party have been duly authorized, executed and delivered by such Registrant, constitute legal, valid and binding agreements of such Registrant.

        (v) The business and operations of each Registrant have been and are being conducted in compliance in all respects with all applicable laws, rules and regulations of all public and private authorities having jurisdiction over such Registrant, except for such noncompliance which will not have a Material Adverse Effect. Each Registrant possesses, from each appropriate agency, commission, board and governmental body or authority, whether state, local or federal (including, without limitation, the U.S. Food and Drug Administration and the U.S. Small

Business Administration), and is operating in compliance with, all licenses, permits, authorizations, approvals, exemptions, rulings, franchises and rights as are necessary for such Registrant to engage in the businesses conducted by it, except where the failure to possess or operate in compliance with any of the foregoing will not have a Material Adverse Effect. No proceedings on the part of such agencies, commissions, boards or governmental bodies or authorities are pending or, to the best knowledge of such counsel, threatened which might result in the suspension, revocation or limitation of any such licenses, permits, authorizations, approvals, exemptions, rulings, franchises and rights, which suspension, revocation or limitation will have a Material Adverse Effect. Each Registrant has made all filings required by applicable laws, rules and regulations with all appropriate agencies, commissions, boards and governmental bodies or authorities (including, without limitation, all filings and notices required to be made or given in connection with the franchise operations of any Registrant), except where the failure to make such filings will not have a Material Adverse Effect.

       (vi) Except as disclosed in the Registration Statement, to the best knowledge of such counsel, each Registrant is in compliance with all applicable Environmental Laws, except, in each case, where such noncompliance, singly or in the aggregate, would not have a Material Adverse Effect.

      (vii) To the best of knowledge of such counsel, there is no liability or alleged liability, any threatened or potential liability of any kind, including without limitation any liability imposing any Environmental Costs, of any Registrant arising out of or resulting from: (i) the presence or release or threatened release of any Hazardous Material into any environmental media from, within, below,on or at any location, whether or not currently or formerly owned by any Registrant; or (ii) any violation or alleged violation of any Environmental Law, (x) which liability or alleged, threatened or potential liability is required to be disclosed in the Registration Statement, other than as disclosed therein, or (y) which liability or alleged, threatened or potential liability, individually or in aggregate, would have a Material Adverse Effect.

     (viii) To the best knowledge of such counsel, each Registrant is in compliance in all respects with all applicable laws, rules and regulations affecting the employment of its employees, including, without limitation, those relating to wages, hours, collective bargaining, discrimination and the payment of social security and similar employment-related taxes, except for such noncompliance which will not have a Material Adverse Effect. All Plans applicable to any employee of any Registrant have been consistently administered in accordance with their terms in all respects, except where the failure to so administer such Plans will not have a Material Adverse Effect. To the extent required either as a matter of law or to obtain the intended tax treatment and tax benefits, all Plans comply in all material respects with the requirements of the Employee Retirement Income Security Act of

1974 ("ERISA") and the Internal Revenue Code of 1986. All required filings, disclosures and contributions have been made with respect to all Plans, except where the failure to make such filings, disclosures or contributions will not have a Material Adverse Effect. Except as disclosed in the Registration Statement, no Registrant contributes (or has ever contributed) to any multiemployer plan, as defined in Section 3(37) of ERISA, and no Registrant has any actual or potential liabilities under Section 4201 of ERISA for any complete or partial withdrawal from any multiemployer plan, other than as described on
Schedule II to this Agreement.

       (ix) Financial Opportunities, Inc. is an indirect, wholly owned subsidiary of the Company.

        (x) No portion of Financial Opportunities, Inc.'s indebtedness or any of its other obligations (contingent or otherwise), (i) is guaranteed by any Registrant, (ii) is recourse to or obligates any Registrant in any way or (iii) subjects any property or asset of any Registrant, directly or indirectly, contingently or otherwise, to satisfaction thereof.

       (xi) No Registrant has any contract, arrangement, understanding with Financial Opportunities, Inc. or is subject to an obligation of any kind, written or oral, other than on terms no less favorable to such Registrant than those that might be obtained at the time from persons or entities that are not affiliates of the Company.

      (xii) No Registrant has any obligation (i) to subscribe for additional shares of capital stock or other equity interests of Financial Opportunities, Inc. or (ii) to maintain or preserve Financial Opportunities, Inc.'s financial condition or to cause Financial Opportunities, Inc. to achieve certain levels of operating results.

     (xiii) Financial Opportunities, Inc. is an SBIC (as defined in the Registration Statement), regulated and licensed as such by the SBA, and performs no activities or engages in no business other than as an SBIC (as defined in the Registration Statement).

                                  SCHEDULE I

                                      TO

                             UNDERWRITING AGREEMENT

 (i)    On November 20, 1989, Central States, Southeast and Southwest
        Areas Pension Fund (the "Fund"), the Company and The Lawson Company (collectively "Dairy Mart") entered into a settlement agreement whereby the Fund and Dairy Mart settled Dairy Mart's partial withdrawal liability for its withdrawal from the Fund for the International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America Locals 336 and 348. The total settlement amount of $2,460,000 was paid in full.

(ii) Oscar Ewing Inc., a wholly-owned subsidiary of CONNA Corporation (collectively "CONNA"), recently entered into a new labor agreement with Teamsters Local 748 which agreement expires in March, 1996. Under the agreement, CONNA makes contributions on behalf of its employees to the Fund. Withdrawal is not currently contemplated; however, if withdrawal were to occur, Dairy Mart estimates, based upon recent calculations, that withdrawal liabilities would not exceed $350,000.